NOMURA ETF TRUST

(the “Trust”)

Supplement to the Statement of Additional Information (“SAI”) for each Fund of the Trust (each, a “Fund”), as supplemented

This supplement provides new and additional information beyond that contained in the SAIs and should be read in conjunction with the SAIs. Capitalized terms not otherwise defined in this Supplement have the same meaning as in the SAI.

Ann D. Borowiec has been appointed to serve as a member of the Board of Trustees of the Trust (the “Board”), the Board’s Audit Committee and the Board’s Nominating and Corporate Governance Committee. Accordingly, effective immediately, the following changes are made to the SAIs:

I.

The following row is added to the “Trustees and officers” table in the section entitled “Management of the Trust – Trustees and officers”:

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Ann D. Borowiec 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since April 2026	12	J.P. Morgan Chase & Co. (1987–2013)—Chief Executive Officer, Private Wealth Management (2011–2013)	Trustee, Nomura Funds

II.

The following row and footnote are added to the Ownership of Fund Shares table in the section entitled “Management of the Trust – Trustees and officers”:

Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Ann D. Borowiec**	None	None

**

Ms. Borowiec was appointed to the Board in April, 2026.

III.

The following row and footnote are added to the Trustee Compensation table, in the section entitled “Management of the Trust – Trustees and officers”:

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Fund Complex
Ann D. Borowiec[2]	None	None	None

Ms. Borowiec was appointed to the Board in April, 2026.

IV.

The first sentence of the section entitled “Management of the Trust – Size and Composition of Board” is revised as follows:

The Board is currently comprised of three Trustees, all of whom are Independent Trustees.

V.

The following is added to the section entitled “Management of the Trust – Qualifications of the Trustees”:

Ann D. Borowiec — Ms. Borowiec has extensive experience in the banking, and wealth management industry. She is currently a private investor. She was previously the Chief Executive Officer of Private Wealth Management at J.P. Morgan Chase & Co. from 2011 to 2013. During her 25 year career at J.P. Morgan, she served in a variety of senior roles including running the U.S. Private Bank, leading the global marketing team for Private Banking, and running Investor relations for J.P. Morgan Chase & Co. Ms. Borowiec began her career in public accounting. She also has experience as a director of other corporate and not-for-profit boards, including, among others, Santander Bank N.A., Banco Santander International and the New Jersey Symphony. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. She has served on the Board since April 2026 and has served on the Nomura Funds Board since March 2015.

VI.

The third sentence of the section entitled “Management of the Trust – Audit Committee” is revised as follows:

The Trust’s Audit Committee consists of the Trust’s Independent Trustees: Ann D. Borowiec, Beata Kirr and Brian A. Swain, Chair.

VII.

The second sentence of the section entitled “Management of the Trust – Nominating and Corporate Governance Committee” is revised as follows:

The committee currently consists of the Trust’s Independent Trustees: Ann D. Borowiec, Beata Kirr; and Brian A. Swain, Chair.

Beata Kirr, a Trustee of the Trust, has informed the Board that she plans to resign as a member of the Board, the Board’s Audit Committee and the Board’s Nominating and Corporate Governance Committee, each effective as of the close of business on May 15, 2026 (the “Effective Date”). She has served with distinction as a Trustee of the Trust since the inception of the Trust in 2023. Effective as of the Effective Date, all references to her are deleted from the SAIs.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.

This Supplement is dated May 5, 2026.